Other Income (Expense), Net	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
Other Income (Expense), Net

14.         Other Income (Expense), Net

Other income (expense), net was income of $6.2 million, income of $20.7 million, and expense of $10.4 million for the years ended December 31, 2019, 2018 and 2017, respectively. In 2019, the income was primarily due to gains from insurance proceeds and a litigation settlement partially offset by losses on foreign currency exchange. In 2018, the income was primarily due to foreign currency exchange gains. In 2017, the expense was primarily related to foreign currency exchange losses.